UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): February 17, 2006
                                                       (February 14, 2006)

                                   WQN, Inc.
         -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-27751             75-2838415
--------------------------------- ------------------------- ------------------
(State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
     Incorporation)                                         Identification No.)

              14911 Quorum Drive, Suite 140, Dallas, Texas, 75254
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              (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code: 972-361-1980

                                 Not Applicable
    ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

As previously disclosed, one of the independent directors of WQN, Inc. (the "Company"), Adam Blumenthal, resigned on February 8, 2006. Mr. Blumenthal stated that he was resigning because his personal business ventures would not permit him to devote the time and attention necessary to fulfill his obligations as a board member. Mr. Blumenthal's resignation was not the result of any disagreement on any matter relating to the Company's operations, policies or practices. As a consequence of Mr. Blumenthal's resignation the Company received written notice from the Nasdaq National Market ("Nasdaq") on February 14, 2006 that the Company no longer complies with Nasdaq Marketplace Rule 4350(c)(1), which requires a Nasdaq-listed company to have a majority of independent directors serving on its board. Pursuant to its rules, Nasdaq has granted the Company a cure period until the earlier of February 8, 2007 or the Company's next stockholders meeting in order to regain compliance with this rule. If the Company has not regained compliance by such date, Nasdaq may delist the Company's common stock. The board has initiated a search for a new independent director and intends to appoint a suitable replacement to fill the vacancy, and regain compliance, as soon as practicable.

The press release issued by the Company on February 17, 2006 regarding these matters is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)         Exhibits

Number      Description

99.1        Press release dated February 17, 2006 by WQN, Inc.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 17, 2006

                                            WQN, INC.


                                            By:   /s/ David S. Montoya
                                                  --------------------------
                                                  David S. Montoya
                                                  Chief Financial Officer